Taxation	12 Months Ended
Jun. 30, 2025
Taxation [Abstract]
TAXATION

NOTE 10 — TAXATION

Income Taxes

Cayman Islands

The Company was incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Under the current Hong Kong Revenue Ordinance, the Company’s subsidiary in Hong Kong is subject to 16.5% Hong Kong profits tax on their taxable income generated from operations in Hong Kong. Additionally, payments of dividends by the subsidiary incorporated in Hong Kong to the Company are not subject to any Hong Kong withholding tax.

PRC

The Company’s subsidiaries incorporated in the PRC are subject to PRC Enterprise Income Tax (“EIT”) on the taxable income in accordance with the relevant PRC income tax laws. Effective from January 1, 2008, a new Enterprise Income Tax Law, or the New EIT Law, combined the previous income tax laws for foreign invested and domestic invested enterprises in the PRC by the adoption of a unified tax rate of 25% for most enterprises with the following exceptions.

Entities qualifying as “small enterprise with low profit” and with a taxable income not exceeding RMB1.0 million are eligible for a preferential tax rate. For the years ended June 30, 2025 and 2024, Jiangsu YJYC, Jiangsu Jingmo, WOFE Beijing, U-BX Suzhou, WOFE Suzhou and JZSC Technology were recognized as “small enterprise with low profit” and received a preferential income tax rate of 5%.

The following table reconciles the statutory rate to the Company’s effective tax rate:

	For the year ended June 30,
	2025	2024	2023
Income tax expense computed at applicable tax rates (25%)	25.0%	25.0%	25.0%
Effect of PRC preferential tax rate and tax exemption	(50.6)%	(16.0)%	(66.0)%
Non-deductible expenses	(3.9)%	(0.6)%	18.0%
Utilization of tax losses from prior years	23.0%	-
Change of valuation allowance	14.5%	(31.9)%	38.6%
Effective tax rate	8.0%	(23.5)%	15.6%

Significant components of the provision for income taxes are as follows:

	For the years ended June 30,
	2025	2024	2023
Current income tax expense	$(236,009)	$142,286	$38,075
Deferred tax expense	(4)	154	—
Income tax provision	$(236,013)	$142,440	$38,075

Despite the consolidated net loss, current income tax expense is recognized due to taxable income generated by certain subsidiaries.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The following table presents the significant components of the Company’s deferred tax assets for the periods presented:

	As of June 30,
	2025	2024
Deferred tax assets
Net operating loss carryforwards	$343,406	$776,310
Allowance for credit losses	42	6
Less: valuation allowance	(343,448)	(776,316)
Total deferred tax assets	$—	$—

Deferred tax liabilities
Operating lease liabilities	$(377)	$(748)
Right-of-use assets	526	902
Total deferred tax liabilities	$149	$154

As of June 30, 2025, the Company has net operating loss carryforwards of nil in the PRC that expires in 2025. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Recovery of substantially all of the Company’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences. For the years ended June 30, 2025 and 2024, the change in valuation allowance amounted to a decrease of $432,904 and an increase of $201,476, respectively.